UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2005

WELLCARE HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8725 Henderson Road, Renaissance One Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On May 24, 2005, the Registrant received an executed Amendment to Medicare Advantage Contract P01162 pursuant to Sections 1851 through 1859 of the Social Security Act and the federal regulations at 42 CFR 422.501 between the Department of Health & Human Services Centers for Medicare & Medicaid Services and WellCare of Florida, Inc., a wholly-owned subsidiary of the Registrant (“WellCare FL”), pursuant to which WellCare FL has been approved to provide Medicare Managed Care coverage in Charlotte, Clay, Okaloosa and Sarasota counties in Florida. A copy of the amendment and the press release, dated May 27, 2005, announcing the amendment are attached as Exhibit 10.1 and 99.1, respectively, to this Current Report.

     In addition, in May 2005, the Registrant received executed Amendments No. 4 and No. 5 to the AHCA Contract between the State of Florida, Agency for Health Care Administration and Healthease of Florida, Inc. and executed Amendments No. 5 and No. 6 to the AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a StayWell Health Plan of Florida. These amendments increase the contract amount and the payment and authorized enrollment levels under the AHCA Contracts. Copies of these amendments are attached as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report.

     Further, in May 2005, the Registrant received an executed amendment to the Medicaid Managed Care Model Contract between WellCare of New York, Inc., a wholly-owned subsidiary of the Registrant and the New York City Department of Health and Mental Hygiene. Among other matters, the amendment amends the definition of Permanent Placement Status. A copy of the amendment is attached as Exhibit 10.6 to this Current Report.

     In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

10.1	Amendment to contract P01162 between the Department of Health & Human Services Centers for Medicare & Medicaid Services and WellCare of Florida, Inc.
10.2	Amendment No. 4 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Healthease of Florida, Inc.
10.3	Amendment No. 5 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Healthease of Florida, Inc.
10.4	Amendment No. 5 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a/ StayWell Health Plan of Florida.
10.5	Amendment No. 6 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a/ StayWell Health Plan of Florida.
10.6	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and the New York City Department of Health and Mental Hygiene.
99.1	Press release, dated May 27, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
Date: May 27, 2005	/s/ Thaddeus Bereday
Thaddeus Bereday Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to contract P01162 between the Department of Health & Human Services Centers for Medicare & Medicaid Services and WellCare of Florida, Inc.
10.2	Amendment No. 4 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Healthease of Florida, Inc.
10.3	Amendment No. 5 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Healthease of Florida, Inc.
10.4	Amendment No. 5 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a/ StayWell Health Plan of Florida.
10.5	Amendment No. 6 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a/ StayWell Health Plan of Florida.
10.6	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and the New York City Department of Health and Mental Hygiene.
99.1	Press release, dated May 27, 2005.